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            Consent of Independent Registered Public Accounting Firm

The Board of Directors
GE Capital Life Assurance Company of New York
   and
Contract Owners
GE Capital Life Separate Account II:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Our report on the financial statements of GE Capital Life Assurance Company of New York dated April 1, 2005 refers to a change in accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and goodwill and other intangible assets in 2002.


                                  /s/ KPMG LLP

Richmond, Virginia
April 27, 2005